UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2005

                             KNOCKOUT HOLDINGS, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)

              Delaware                   000-32007                13-4024018
              --------                   ---------                ----------
(State or other jurisdiction of         (Commission             (IRS Employer
          incorporation)                File Number)         Identification No.)

        100 W. Whitehall Avenue, Northlake, IL                      60164
        --------------------------------------                      -----
       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

         On December 7, 2005, Knockout Holdings, Inc. (the "Company") terminated its Chief Operating Officer, David E. Malone. In connection with the termination, Mr. Malone's employment agreement with the Company dated August 22, 2005 was also terminated. The material terms of Mr. Malone's employment agreement are described in the Company's Form 8-K filed on January 27, 2006 and in the Company's quarterly report on Form 10-QSB for the fiscal quarter ended June 30, 2005 filed on August 22, 2005. The Company believes Mr. Malone and Mr. Malone's employment agreement were terminated for cause and, accordingly, there were no material early termination penalties incurred by the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         See Item 1.02 above.































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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KNOCKOUT HOLDINGS, INC.


Dated: January 27, 2006                    By:  /s/ John Bellamy
                                               ---------------------------------
                                           Name:    John Bellamy
                                           Title:   Chief Executive Officer






























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